Exhibit 10(a)

                              EMPLOYMENT AGREEMENT


     THIS AGREEMENT is made effective as of November 15, 2000, by and between KLAMATH FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION (the "Association"), Klamath Falls, Oregon; KLAMATH FIRST BANCORP, INC. (the "Company"), an Oregon corporation; and Kermit Houser (the "Executive").

     WHEREAS, the Association wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, the Executive is willing to serve in the employ of the Association on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.       POSITION.

     During the period of his employment under this agreement, Association agrees to employee Executive and Executive agrees to serve as President and Chief Executive Officer of the Association and Company. During said term, Executive also agrees to serve, if elected, without separate compensation, as an officer of the Company and/or Association or any subsidiary or affiliate of the Company or the Association.

2.       DUTIES.

     As President and Chief Executive Officer of Association and Company, Executive shall have such powers and duties appropriate to that office (a) as may be provided by the articles and/or bylaws of Association and Company and (b) as determined by the board of directors of Association and Company, or either of them, respectively, from time to time. Executive shall at all times discharge his duties in consultation with and under the supervision and direction of the board of directors or Association and Company. Subject to the provisions of this Agreement, Executive' duties may be changed from time to time during the term of this Agreement, and Executive' place of work may be relocated at the sole discretion of the board of directors of Association and Company, or other of them.

3.       TERM.

     The term of Executive' employment under this Agreement shall commence as of the date first written above and shall continue for a period of two years at which time it shall end, unless sooner terminated in accordance with the terms of t his Agreement or extended as provided below. Beginning on the first anniversary date of this Agreement, and continuing at each anniversary date thereafter, the board of directors of Association and Company, or either of them, may in their sole discretion extend Executive' employment under this Agreement as provided in this Section, the board of directors of Association and Company, or either of them, may in their sole discretion conduct a performance evaluation of Executive for purposes of determining whether to extend this Agreement. Executive may terminate this Agreement at any time, after providing at least sixty (60)

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days' written notice to the chair of the board of directors of  Association  and
Company, or either of them. In such event, Executive will remain subject to the post termination provisions set form in this agreement.

4.       OUTSIDE ACTIVITIES.

     During the term of his employment under this Agreement, Executive shall devote all of his business time, attention, skill, and efforts to the faithful performance of his duties under this Agreement. Executive shall obtain the consent of the board of directors of Association and Company before he engages in any other professional or business activities that may require an appreciable portion of executive's time or effort to the detriment of Association's or Company's business or that of their affiliates.

5.       COMPENSATION AND FRINGE BENEFITS.

     (a) As compensation for services under this Agreement, Association and Company shall pay to Executive an annual salary of $200,000, less legally required deductions and withholdings ("Base Salary"). Executives Base Salary shall be payable in accordance with the usual payroll practices of Association and Company. During the term of Executive's employment under this Agreement, Executive's Base Salary shall be reviewed at least annually by the board of directors of Association and Company and the board of directors of Association and Company, or either of them, may in their sole discretion adjust Executives Base Salary from time to time.

     (b) In addition to the Base Salary provided in Section 5(a), Executive shall be eligible to receive an annual bonus targeted at 30 percent of his then current Base Salary (but not limited to 30 percent if goal is exceeded), payable within 30 days of each anniversary date of this Agreement. Executive's entitlement to and the specific amount of any such annual bonus shall be at the discretion of the board of directors of Association and Company (or their duly convened committee), based upon and subject to Executive's satisfactorily meeting certain goals and objectives mutually established and agreed to in writing by the board of directors of Association and Company and Executive.

     (c) Executive shall also be granted an option to purchase 100,000 shares of stock of Company, which will vest as follows: 50,000 shares will vest upon Executive's successfully completing one year of employment under this Agreement, and the remaining 50,000 shares will vest upon Executive' successfully completing two years of employment under this Agreement. The purchase price for such shares shall be fair market value of such shares on November 15, 2000, which was $11.625 per share.

     (d) Upon successfully completing one year of employment under this Agreement, Executive shall be entitled to receive 10,000 shares under the Management Recognition Development Program ("MRDP") of Company. Upon successfully completing two years of employment under this Agreement, Executive shall be entitled to receive an additional 10,000 shares under the MRDP.

     (e) In addition to the compensation described above, to the extent otherwise eligible, Executive shall be entitled to receive or participate in, at no cost to Executive, all such other benefits, including without limitation pension plans, employee stock option plans, and health and

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welfare  plans  as may  from  time to time be make  available  to  other  senior management employees of the Association and Company.

6.       EXPENSES.

     Association and Company shall reimburse Executive for all reasonable and necessary expenses incurred by Executive in carrying out his duties under this Agreement. Executive shall present to Association and Company from time to time an itemized account of such expenses in such forms as may be required by Association and Company, or either of them.


7.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

     (a) For purposes of this Agreement, "Event of Termination" means any one or more of the following: (i) termination by Association or Company of Executive's employment under this Agreement for any reason other than a Change in Control (as defined in Section 8), disability (as provided in Section 9), death (as provided in Section 10); or Cause (as defined in Section 11); or (ii) termination by Executive of Executive's employment under this Agreement in accordance with the provisions of this Section upon (A) unless consented to by Executive, a material change in Executive's title or job duties, which change would cause Executive's position to become one of materially lesser responsibility from the position and duties described in Section 1 and 2, or the assignment to the Executive of any duties or responsibilities substantially inconsistent with the executive's title or duties, or a relocation of Executive's principal place of work by more than 35 miles from its location at the effective date of this Agreement; (B) unless consented to by Executive, any reduction in Executive's Base Salary; (C) the liquidation or dissolution of Association or Company; or (D) any material breach of this Agreement by Association or Company. Upon the occurrence of any event described in clauses
(A), (B), (C), or (D) of clause (ii) above, Executive shall have the right to elect to terminate his employment under this Agreement upon not less than 60 days' prior written notice to the board of Directors of Association and Company, and each of them, given within a reasonable period of time not to exceed four calendar months after the event giving rise to said right to elect.

     (b) Upon termination of employment following occurrence of an Event of Termination or upon failure to extend Executive's employment for an additional one-year period, Association and Company shall pay to Executive a sum equal to
(i) the amount of Executive's Base Salary (at the then current rate) for the remainder of the term of this Agreement following the Date of Termination (as described below), and (ii) the value of any employer contributions that should be have been made by Association and Company on Executive's behalf over the remaining term of Executive's employment under this Agreement to any retirement plan sponsored by Association and Company as of the Date of Termination (as defined below); provided, however, that if Association or Company is not in compliance with its minimum capital requirements or if such payment would cause Association's or Company's capital to be reduced below its minimum capital requirements, such payment shall not be made until such time as Association and Company are in capital compliance. Additionally, Executive shall be entitled to receive the stock option and grant described under Section 5(c) and 5(d). The payment described in this Section 7(b) shall be made in a single lump sum within 30 days of the Date of Termination.



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8.       CHANGE IN CONTROL.

     (a) For purposes of this Agreement, a "Change in Control" of Company or Association shall be deemed to occur if an when (a) an offeror other than Company purchases shares of the common stock of Company or Association pursuant to a tend or exchange offer for such shares, (b) any person (such as term used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of Company or Association representing 25% or more of the combined voting power of Company's then outstanding securities, (c) the membership of the board of directors of Company or Association changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period do not constitute a majority of the board of directors at the end of such period, or (d) shareholders of Company or Association approve a merger, consolidation, sale of disposition of all or substantially all of Company's or Association's assets, or a plan of partial or complete liquidation.

     (b) In the event of a Change of Control, in lieu of amounts payable pursuant to Section 7(b), Executive shall be entitled to the payment provided in
Section 8(c) upon his subsequent involuntary termination of employment at any time during the term of his employment under this Agreement, unless such termination is because of Executive's death, disability (as provided in Section
9), or for Cause (as defined in Section 11).

     (c) Upon a Change in Control followed by the involuntary termination of Executive's employment as provided in Section 8(b), Association and Company shall pay to executive a sum equal to (i) 2.99 times Executive's "base amount," within the meaning of Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended ("Code"); (ii) his stock option and grant described under Section 5(c) and 5(d); and (iii) the value of any employer contributions that would have been made by Association and Company on Executive's behalf over the remaining term of Executive's employment under this Agreement to any retirement plan sponsored by Association and Company as of the Date of Termination. Such payment shall be made in a single lump sum within 30 days of the Date of Termination.

     (d) Notwithstanding the foregoing, if the total payment to be made to Executive under this Section 8 would be deemed to include an "excess parachute payment" under Code Section 280G, such payment shall be payable to Executive over the minimum period necessary to reduce the present value of such payment to an amount which is one dollar less than three times Executive's "base amount" under Code Section 280G(b)(3).


9.       TERMINATION UPON DISABILITY OF EXECUTIVE.

     (a) If the Executive shall become disabled as defined in the Association's then current disability plan (or, if no such plan is then in effect, if the Executive is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code as determined by a physician designated by the Board), the Association may terminate Executive's employment for "Disability."

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     (b) Upon the  Executive's  termination  of employment for  Disability,  the
Association will pay Executive, as disability pay, a bi-weekly payment equal to three-quarters (3/4) of Executive's bi- weekly rate of Base Salary on the effective date of such termination. These disability payments shall commence on the Date of Termination and will end on the earlier of (i) the date Executive
returns  to  the  full-time  employment  with  Association  and  Company;   (ii)
Executive's  employment by another employer;  (iii) Executive  attaining age 65;
(iv) Executive's death; or (v) the expiration of the term of Executive's employment under this agreement. The disability payments shall also be reduced by this amount, if any, paid to Executive under any plan of Association and Company providing disability benefits to Executive.


10.      TERMINATION UPON DEATH OF EXECUTIVE.

     Upon the death of the Executive during the term of his employment under this Agreement, this Agreement shall terminate immediately and Executive's Base Salary pursuant to Section 5(a) shall be prorated and payable until the date of termination of this Agreement.


11.      TERMINATION FOR CAUSE.

     Association and Company, or either of them, may terminate Executive's employment under this Agreement at any time for Cause. For purposes of this Agreement, "Cause" means any fraud or dishonesty by Executive; any continuing or repeated problems with Executive's job performance or conduct after written notice specifying such problem with performance of conduct; any failure by or refusal of Executive to comply with any instructions or directives of the board of directors of Association and Company, or either of them, any breach of fiduciary duty by Executive; violation of any law or government regulation (other than misdemeanor traffic violations or similar misdemeanor offenses) by Executive; any other conduct by Executive which adversely reflects or impacts on Association's or Company's reputation or business; or any material breach of this Agreement by Executive. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been sent to Executive a copy of resolution duly adopted by the board of directors of Association and Company, or either of them (after reasonable notice to Executive and an opportunity for Executive to be heard before the board of directors of Association and Company), finding that in the good faith opinion or the board of directors of Association and Company, Executive engaged in conduct justifying termination for Cause and describing specifically the conduct. Executive shall not have the right to receive any compensation or other benefits for any period after termination of his employment for Cause. Any stock options granted to Executive under any stock option plan that have vested shall remain the property of the Executive, but any unvested awards granted under any other stocks benefit plan of Association, Company, or any subsidiary or affiliate thereof, shall become null and void effective upon Executive's receipt of Notice of Termination (as defined below) for Cause and shall not be exercisable by Executive at any time subsequent to such termination for Cause.


12.      REQUIRED PROVISIONS.

     (a)  If  Executive  is  suspended   and/or   temporarily   prohibited  from
participated in the conduct of Association's or Company's, or either of their, affairs by a notice served under Section 8(e)(3)

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or (g)(1) of the Federal  Deposit  Insurance  Act  ("FDIA"),  Association's  and
Company's obligations under this Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice of dismissed, Association and Company, or either of them, may, in their discretion, (i) pay Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations that were suspended.

     (b) If Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(4) or (g)(1)),
all obligations of the Association under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (c) If the Association is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

     (d) All obligations under this Agreement shall be terminated (except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Association): (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the FDIA or (ii) by the Director, or his or her designee at the time the Director or such designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     (e) Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with Section 18(k) of the FDIA and any regulations promulgated thereunder.


13.      NOTICE.

     (a) Any purported termination of Executive's employment under this Agreement (except by reason of Executive's death) by the Association and Company, or either of them, or by Executive shall be communicated by Notice of Termination to the other party. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall state the specific termination provision in this Agreement relied upon and the effective date of the termination of Executive's employment.

     (b) For purposes of this Agreement, "Date of Termination" means effective date of the termination of Executive's employment specified in the Notice of Termination.


14.      NONCOMPETITION AND CONFIDENTIALITY.


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     (a) During the term of Executive's  employment under this agreement and for a period of one year following the termination of Executive's employment under this Agreement for any reason, Executive agrees not to compete with the Association and/or the Company in any city, town or county in which the Association and/or the Company has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Association and/or the Company. The parties hereto, recognizing that irreparable injury will result to the Association and/or the Company, its business and property in the event of Executive's breach of this Subsection 14(a) agree that in the event of any such breach by Executive, the Association and/or the Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Executive represents and admits that in the event of the termination of his employment per this Agreement, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Association and/or the Company, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Association and/or the Company from pursuing any other remedies available to the Association and/or the Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Association and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Association. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Association or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Association. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Association will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Association or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Association from pursuing any other remedies available to the Association for such breach or threatened breach, including the recovery of damages from Executive.


15.      EFFECT ON PRIOR AGREEMENTS.

     This Agreement contains the entire understanding between the parties concerning the subject matter hereof and supersedes any prior agreements (express or implied, oral or written) among the Association, Company and Executive concerning the subject matter of this Agreement.





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16.      SUCCESSORS AND ASSIGNS.

     This Agreement shall inure to the benefit of any successors or assigns of Association or Company. In the case of any termination in which a successor would not be the foregoing sentence or operation of law be bound by this Agreement, Company shall require such successor to expressly and unconditionally assume this Agreement and perform Company's obligations under this Agreement.


17.      MODIFICATION AND WAIVER.

     (a) This Agreement may be modified or amended only by a written instrument signed by the parties.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.


18.      SEVERABILITY.

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.


19.      HEADINGS FOR REFERENCE ONLY.

     The headings of sections herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.


20.      GOVERNING LAW.

     This Agreement shall be governed by the laws of the State of Oregon.


21.      ARBITRATION.

     Any dispute or controversy arising out of or in any way related to this Agreement of Executive's employment under this Agreement or the termination of that employment, except a claim by the Association and/or Company of a breach or threatened breach by Executive of any of the provisions of Section 14, shall be submitted to binding arbitration, conducted in Portland,

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Oregon,  in accordance  with the then current rules of the American  Arbitration
Association. Such arbitration shall be the exclusive remedy for any such dispute or controversy, and judgment may be entered on the arbitrator's award in any court having jurisdiction.


22.      ATTORNEY FEES.

     If any action (including arbitration) is brought to enforce or interpret the terms of this Agreement or any part of it, the prevailing party shall be entitled to recover from the other party its reasonable attorney fees and costs incurred therein, including all attorney fees and costs on appear.


23.      INDEMNIFICATION.

     The Association and Company shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suite or proceeding in which he may be involved by reason of his having been a director or officer of the Association and Company, or either of them (whether or not he continues to be a director or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include without judgment, court costs, and attorney fees and the cost of reasonable settlements.




     IN WITNESS WHEREOF, Association and Company have caused this Agreement to be executed and Executive has executed this Agreement as of the date first written above.

                          KLAMATH FIRST FEDERAL SAVINGS
                              AND LOAN ASSOCIATION



____________________________                  By:      ________________________


                                              Title:   ________________________


                                               KLAMATH FIRST BANCORP, INC.


                                               By: _____________________________

                                               Title:   _______________________

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


                                  Exhibit 10(b)

                              EMPLOYMENT AGREEMENT


     THIS AGREEMENT is made effective as of October 1, 2001, by and between KLAMATH FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION (the "Association"), Klamath Falls, Oregon; KLAMATH FIRST BANCORP, INC. (the "Company"), an Oregon corporation; and Marshall J. Alexander (the "Executive").

     WHEREAS, the Association wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, the Executive is willing to serve in the employ of the Association on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.       POSITION AND RESPONSIBILITIES.

     During the period of his employment hereunder, Executive agrees to serve as Executive Vice President of the Association. During said period, Executive also agrees to serve, if elected, as an officer of the Company or any subsidiary or affiliate of the Company or the Association.

2.       TERMS AND DUTIES.

     (a) The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of twenty-four (24) full calendar months thereafter. Commencing on the first anniversary date, and continuing at each anniversary date thereafter, the Board of Directors of the Association (the "Board") may extend the Agreement for an additional year. Prior to the extension of the Agreement as provided herein, the Board of Directors of the Association will conduct a formal performance evaluation of the Executive for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.

     (b) During the period of his employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Association; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Association, or materially affect the performance of Executive's duties pursuant to this Agreement.

3.       COMPENSATION AND REIMBURSEMENT.

     (a) The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in Sections 1 and 2. The Association shall pay Executive as compensation a salary of $ 114,600 per year ("Base Salary"). Such Base Salary shall be payable in accordance with the customary payroll practices of the Association. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by a Committee designated by the Board, and the Board may increase Executive's Base Salary. In addition to the Base Salary provided in this Section 3(a), the Association shall provide Executive at no cost to Executive with all such other benefits as are provided uniformly to permanent full-time employees of the Association.

     (b) The Association will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Association will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would adversely affect Executive's rights or benefits thereunder. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in or receive benefits under any employee benefit plans including, but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plan, medical coverage or any other employee benefit plan or arrangement made available by the Association in the future to its senior executives and key management employees, subject to, and on a basis consistent with, the terms, conditions and overall administration of such plans and arrangements. Executive will be entitled to incentive compensation and bonuses as provided in any plan, or pursuant to any arrangement of the Association, in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement, except as provided under Section 5(e).

     (c) In addition to the Base Salary  provided for by  paragraph  (a) of this
Section 3, the Association shall pay or reimburse Executive for all reasonable travel and other obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

     (a) Upon the occurrence of an Event of Termination (as herein defined) during the Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Association of Executive's full-time employment hereunder for any reason other than a Change in Control, as defined in Section 5(a) hereof; disability, as defined in Section 6(a) hereof; death; retirement, as defined in
Section 7 hereof; or for Cause, as defined in Section 8 hereof; (ii) Executive's resignation from the Association's employ, upon (A) unless consented to by the Executive, a material change in Executive's function, duties, or responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Sections 1 and 2, above, (any such material change shall be deemed a continuing breach of this

Agreement), (B) a relocation of Executive's principal place of employment by more than 35 miles from its location at the effective date of this Agreement, or a material reduction in the benefits and perquisites to Executive from those being provided as of the effective date of this Agreement, (C) the liquidation or dissolution of the Association, or (D) any breach of this Agreement by the Association. Upon the occurrence of any event described in clauses (A), (B),
(C), or (D), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within a reasonable period of time not to exceed, except in case of a continuing breach, four calendar months after the event giving rise to said right to elect.

     (b) Upon the occurrence of an Event of Termination, the Association shall pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the payments due to the Executive for the remaining term of the Agreement, including Base Salary, bonuses, and any other cash or deferred compensation paid or to be paid (including the value of employer contributions that would have been made on the Executive's behalf over the remaining term of the agreement to any tax-qualified retirement plan sponsored by the Association as of the Date of Termination), to the Executive for the term of the Agreement provided, however, that if the Association is not in compliance with its minimum capital requirements or if such payments would cause the Association's capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Association is in capital compliance. All payments made pursuant to this Section 4(b) shall be paid in substantially equal monthly installments over the remaining term of this Agreement following the Executive's termination; provided, however, that if the remaining term of the Agreement is less than one (1) year (determined as of the Executive's Date of Termination), such payments and benefits shall be paid to the Executive in a lump sum within 30 days of the Date of Termination.

     (c) Upon the occurrence of an Event of Termination, the Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his termination. Such coverage shall cease upon the expiration of the remaining term of this Agreement.

5.       CHANGE IN CONTROL.

     (a) No benefit shall be paid under this Section 5 unless there shall have occurred a Change in Control of the Company or the Association. For purposes of this Agreement, a "Change in Control" of the Company or the Association shall be deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Association pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Association representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the board of directors of the Company or the Association changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the effective date of this Agreement) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Association approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Association's assets, or a plan of partial or complete liquidation.

     (b) If any of the events described in Section 5(a) hereof constituting a Change in Control have occurred or the Board of the Association or the Company has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d) and (e) of this Section 5 upon his subsequent involuntary termination of employment at any time during the term of this Agreement (or voluntary termination following a Change of Control following any demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 35 miles from its location immediately prior to the Change in Control), unless such termination is because of his death, retirement as provided in Section 7, termination for Cause, or termination for Disability.

     (c) Upon the occurrence of a Change in Control followed by the Executive's termination of employment, the Association shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to
2.99 times the Executive's "base amount," within the meaning of Section 280G(b)(3) of the Internal Revenue Code of 1986 ("Code"), as amended. Such payment shall be made in a lump sum paid within ten (10) days of the Executive's Date of Termination.

     (d) Upon the occurrence of a Change in Control followed by the Executive's termination of employment, the Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his severance. In addition, Executive shall be entitled to receive the value of employer contributions that would have been made on the Executive's behalf over the remaining term of the agreement to any tax-qualified retirement plan sponsored by the Association as of the Date of Termination. Such coverage and payments shall cease upon the expiration of thirty-six (36) months.

     (e) Upon the occurrence of a Change in Control, the Executive shall be entitled to receive benefits due him under, or contributed by the Company or the Association on his behalf, pursuant to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Association or the Company on the Executive's behalf to the extent that such benefits are not otherwise paid to the Executive upon a Change in Control.

     (f) Notwithstanding the preceding paragraphs of this Section 5, in the event that the aggregate payments or benefits to be made or afforded to the Executive under this Section would be deemed to include an "excess parachute payment" under Section 280G of the Code, such payments or benefits shall be payable or provided to Executive over the minimum period necessary to reduce the present value of such payments or benefits to an amount which is one dollar ($1.00) less than three (3) times the Executive's "base amount" under Section 280G(b)(3) of the Code.

6.       TERMINATION FOR DISABILITY.

     (a) If the Executive shall become disabled as defined in the Association's then current disability plan (or, if no such plan is then in effect, if the Executive is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code as determined by a physician designated by the Board), the Association may terminate Executive's employment for "Disability."

     (b) Upon the Executive's termination of employment for Disability, the Association will pay Executive, as disability pay, a bi-weekly payment equal to three-quarters (3/4) of Executive's bi- weekly rate of Base Salary on the effective date of such termination. These disability payments shall commence on the effective date of Executive's termination and will end on the earlier of (i) the date Executive returns to the full-time employment of the Association in the same capacity as he was employed prior to his termination for Disability and pursuant to an employment agreement between Executive and the Association; (ii) Executive's full-time employment by another employer; (iii) Executive attaining the age of 65; or (iv) Executive's death; or (v) the expiration of the term of this Agreement. The disability pay shall be reduced by the amount, if any, paid to the Executive under any plan of the Association providing disability benefits to the Executive.

     (c) The Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his termination for Disability. This coverage and payments shall cease upon the earlier of (i) the date Executive returns to the full-time employment of the Association, in the same capacity as he was employed prior to his termination for Disability and pursuant to an employment agreement between Executive and the Association; (ii) Executive's full-time employment by another employer; (iii) Executive's attaining the age of 65; or
(iv) the Executive's death; or (v) the expiration of the term of this Agreement.

     (d) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period during which Executive is incapable of performing his duties hereunder by reason of temporary disability.

7.       TERMINATION UPON RETIREMENT; DEATH OF EXECUTIVE.

     Termination by the Association of Executive based on "Retirement" shall mean retirement at age 65 or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Association or the Company and other plans to which Executive is a party. Upon the death of the Executive during the term of this Agreement, the Association shall pay to Executive's estate the compensation due to the Executive through the last day of the calendar month in which his death occurred.

8.       TERMINATION FOR CAUSE.

     For purposes of this Agreement, "Termination for Cause" shall include termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In addition, "Termination for Cause" shall include termination because of continuing or repeated problems with the Executive's performance or conduct, the Executive's inattention to duties, the refusal of the Executive to comply with the Association's or the Company's instructions, policies or rules or other conduct of the Executive which reflects adversely on the Association's or the Company's reputation or operation. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Association or its affiliates. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying termination for Cause and specifying the reasons thereof. The Executive shall not have the right to receive compensation or other benefits for any period after termination for Cause. Any stock options granted to Executive under any stock option plan or any unvested awards granted under any other stock benefit plan of the Association, the Company, or any subsidiary or affiliate thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 9 hereof, and shall not be exercisable by Executive at any time subsequent to such Termination for Cause.

9.       REQUIRED PROVISIONS.

     (a) The Association may terminate Executive's employment at any time, but any termination by the Association, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 herein.

     (b) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(3) and (g)(1)), the Association's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may, in its discretion, (i) pay Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations that were suspended.

     (c) If Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(4) or (g)(1)),
all obligations of the Association under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Association is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

     (e) All obligations under this Agreement shall be terminated (except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Association): (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the FDIA or (ii) by the Director, or his or her designee at the time the Director or such designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     (f) Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

10.      NOTICE.

     (a) Any purported termination by the Association or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean (A) if Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that he shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period), and (B) if his employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal there from having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Association will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

11.      NON-COMPETITION.

     (a) Upon any termination of Executive's employment hereunder pursuant to an Event of Termination as provided in Section 4 hereof, Executive agrees not to compete with the Association and/or the Company for a period of one (1) year following such termination in any city, town or county in which the Association and/or the Company has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Association and/or the Company. The parties hereto, recognizing that irreparable injury will result to the Association and/or the Company, its business and property in the event of Executive's breach of this Subsection 11(a) agree that in the event of any such breach by Executive, the Association and/or the Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Executive represents and admits that in the event of the termination of his employment pursuant to Section 8 hereof, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Association and/or the Company, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Association and/or the Company from pursuing any other remedies available to the Association and/or the Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Association and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Association. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Association or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Association. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Association will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Association or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Association from pursuing any other remedies available to the Association for such breach or threatened breach, including the recovery of damages from Executive.

12.      SOURCE OF PAYMENTS.

     All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Association. The Company, however, guarantees all payments and the provision of all amounts and benefits due hereunder to Executive and, if such payments are not timely paid or provided by the Association, such amounts and benefits shall be paid or provided by the Company.

13.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Association or any predecessor of the Association and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

14.      NO ATTACHMENT.

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Association, the Company and their respective successors and assigns.

15.      MODIFICATION AND WAIVER.

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

16.      SEVERABILITY.

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

17.      HEADINGS FOR REFERENCE ONLY.

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

18.      GOVERNING LAW.

     This Agreement shall be governed by the laws of the State of Oregon, unless otherwise specified herein; provided, however, that in the event of a conflict between the terms of this Agreement and any applicable federal or state law or regulation, the provisions of such law or regulation shall prevail.

19.      ARBITRATION.

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the employee within one hundred (100) miles from the location of the Association, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

20.      PAYMENT OF LEGAL FEES.

     All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Association, if successful pursuant to a legal judgment, arbitration or settlement.

21.      INDEMNIFICATION.

     The Association shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suite or proceeding in which he may be involved by reason of his having been a director or officer of the Association (whether or not he continues to be a directors or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgment, court costs and attorneys' fees and the cost of reasonable settlements.

22.      SUCCESSOR TO THE ASSOCIATION OR THE COMPANY.

     The Association and the Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Association or the Company, expressly and unconditionally to assume and agree to perform the Association's or the Company's obligations under this Agreement, in the same manner and to the same extent that the Association or the Company would be required to perform if no such succession or assignment had taken place.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their seal to be affixed hereunto by a duly authorized officer or director, and Executive has signed this Agreement, all on the day of , 20 .


ATTEST:                                       KLAMATH FIRST FEDERAL SAVINGS
                                              AND LOAN ASSOCIATION



                                              BY:

                  [SEAL]


ATTEST:                                       KLAMATH FIRST BANCORP, INC.



                                              BY:

                  [SEAL]



WITNESS:




                                              Marshall J. Alexander

                                  Exhibit 10(c)

                              EMPLOYMENT AGREEMENT


     THIS AGREEMENT is made effective as of October 1, 2001, by and between KLAMATH FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION (the "Association"), Klamath Falls, Oregon; KLAMATH FIRST BANCORP, INC. (the "Company"), an Oregon corporation; and Frank X. Hernandez (the "Executive").

     WHEREAS, the Association wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, the Executive is willing to serve in the employ of the Association on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.       POSITION AND RESPONSIBILITIES.

     During the period of his employment hereunder, Executive agrees to serve as Senior Vice President of the Association. During said period, Executive also agrees to serve, if elected, as an officer of the Company or any subsidiary or affiliate of the Company or the Association.

2.       TERMS AND DUTIES.

     (a) The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of twenty-four (24) full calendar months thereafter. Commencing on the first anniversary date, and continuing at each anniversary date thereafter, the Board of Directors of the Association (the "Board") may extend the Agreement for an additional year. Prior to the extension of the Agreement as provided herein, the Board of Directors of the Association will conduct a formal performance evaluation of the Executive for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.

     (b) During the period of his employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Association; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Association, or materially affect the performance of Executive's duties pursuant to this Agreement.

3.       COMPENSATION AND REIMBURSEMENT.

     (a) The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in Sections 1 and 2. The Association shall pay Executive as compensation a salary of $ 103,980 per year ("Base Salary"). Such Base Salary shall be payable in accordance with the customary payroll practices of the Association. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by a Committee designated by the Board, and the Board may increase Executive's Base Salary. In addition to the Base Salary provided in this Section 3(a), the Association shall provide Executive at no cost to Executive with all such other benefits as are provided uniformly to permanent full-time employees of the Association.

     (b) The Association will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Association will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would adversely affect Executive's rights or benefits thereunder. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in or receive benefits under any employee benefit plans including, but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plan, medical coverage or any other employee benefit plan or arrangement made available by the Association in the future to its senior executives and key management employees, subject to, and on a basis consistent with, the terms, conditions and overall administration of such plans and arrangements. Executive will be entitled to incentive compensation and bonuses as provided in any plan, or pursuant to any arrangement of the Association, in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement, except as provided under Section 5(e).

     (c) In addition to the Base Salary  provided for by  paragraph  (a) of this
Section 3, the Association shall pay or reimburse Executive for all reasonable travel and other obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

     (a) Upon the occurrence of an Event of Termination (as herein defined) during the Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Association of Executive's full-time employment hereunder for any reason other than a Change in Control, as defined in Section 5(a) hereof; disability, as defined in Section 6(a) hereof; death; retirement, as defined in
Section 7 hereof; or for Cause, as defined in Section 8 hereof; (ii) Executive's resignation from the Association's employ, upon (A) unless consented to by the Executive, a material change in Executive's function, duties, or responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Sections 1 and 2, above, (any such material change shall be deemed a continuing breach of this

Agreement), (B) a relocation of Executive's principal place of employment by more than 35 miles from its location at the effective date of this Agreement, or a material reduction in the benefits and perquisites to Executive from those being provided as of the effective date of this Agreement, (C) the liquidation or dissolution of the Association, or (D) any breach of this Agreement by the Association. Upon the occurrence of any event described in clauses (A), (B),
(C), or (D), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within a reasonable period of time not to exceed, except in case of a continuing breach, four calendar months after the event giving rise to said right to elect.

     (b) Upon the occurrence of an Event of Termination, the Association shall pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the payments due to the Executive for the remaining term of the Agreement, including Base Salary, bonuses, and any other cash or deferred compensation paid or to be paid (including the value of employer contributions that would have been made on the Executive's behalf over the remaining term of the agreement to any tax-qualified retirement plan sponsored by the Association as of the Date of Termination), to the Executive for the term of the Agreement provided, however, that if the Association is not in compliance with its minimum capital requirements or if such payments would cause the Association's capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Association is in capital compliance. All payments made pursuant to this Section 4(b) shall be paid in substantially equal monthly installments over the remaining term of this Agreement following the Executive's termination; provided, however, that if the remaining term of the Agreement is less than one (1) year (determined as of the Executive's Date of Termination), such payments and benefits shall be paid to the Executive in a lump sum within 30 days of the Date of Termination.

     (c) Upon the occurrence of an Event of Termination, the Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his termination. Such coverage shall cease upon the expiration of the remaining term of this Agreement.

5.       CHANGE IN CONTROL.

     (a) No benefit shall be paid under this Section 5 unless there shall have occurred a Change in Control of the Company or the Association. For purposes of this Agreement, a "Change in Control" of the Company or the Association shall be deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Association pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Association representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the board of directors of the Company or the Association changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the effective date of this Agreement) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Association approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Association's assets, or a plan of partial or complete liquidation.

     (b) If any of the events described in Section 5(a) hereof constituting a Change in Control have occurred or the Board of the Association or the Company has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d) and (e) of this Section 5 upon his subsequent involuntary termination of employment at any time during the term of this Agreement (or voluntary termination following a Change of Control following any demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 35 miles from its location immediately prior to the Change in Control), unless such termination is because of his death, retirement as provided in Section 7, termination for Cause, or termination for Disability.

     (c) Upon the occurrence of a Change in Control followed by the Executive's termination of employment, the Association shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to
2.99 times the Executive's "base amount," within the meaning of Section 280G(b)(3) of the Internal Revenue Code of 1986 ("Code"), as amended. Such payment shall be made in a lump sum paid within ten (10) days of the Executive's Date of Termination.

     (d) Upon the occurrence of a Change in Control followed by the Executive's termination of employment, the Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his severance. In addition, Executive shall be entitled to receive the value of employer contributions that would have been made on the Executive's behalf over the remaining term of the agreement to any tax-qualified retirement plan sponsored by the Association as of the Date of Termination. Such coverage and payments shall cease upon the expiration of thirty-six (36) months.

     (e) Upon the occurrence of a Change in Control, the Executive shall be entitled to receive benefits due him under, or contributed by the Company or the Association on his behalf, pursuant to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Association or the Company on the Executive's behalf to the extent that such benefits are not otherwise paid to the Executive upon a Change in Control.

     (f) Notwithstanding the preceding paragraphs of this Section 5, in the event that the aggregate payments or benefits to be made or afforded to the Executive under this Section would be deemed to include an "excess parachute payment" under Section 280G of the Code, such payments or benefits shall be payable or provided to Executive over the minimum period necessary to reduce the present value of such payments or benefits to an amount which is one dollar ($1.00) less than three (3) times the Executive's "base amount" under
Section 280G(b)(3) of the Code.

6.       TERMINATION FOR DISABILITY.

     (a) If the Executive shall become disabled as defined in the Association's then current disability plan (or, if no such plan is then in effect, if the Executive is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code as determined by a physician designated by the Board), the Association may terminate Executive's employment for "Disability."

     (b) Upon the Executive's termination of employment for Disability, the Association will pay Executive, as disability pay, a bi-weekly payment equal to three-quarters (3/4) of Executive's bi- weekly rate of Base Salary on the effective date of such termination. These disability payments shall commence on the effective date of Executive's termination and will end on the earlier of (i) the date Executive returns to the full-time employment of the Association in the same capacity as he was employed prior to his termination for Disability and pursuant to an employment agreement between Executive and the Association; (ii) Executive's full-time employment by another employer; (iii) Executive attaining the age of 65; or (iv) Executive's death; or (v) the expiration of the term of this Agreement. The disability pay shall be reduced by the amount, if any, paid to the Executive under any plan of the Association providing disability benefits to the Executive.

     (c) The Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his termination for Disability. This coverage and payments shall cease upon the earlier of (i) the date Executive returns to the full-time employment of the Association, in the same capacity as he was employed prior to his termination for Disability and pursuant to an employment agreement between Executive and the Association; (ii) Executive's full-time employment by another employer; (iii) Executive's attaining the age of 65; or
(iv) the Executive's death; or (v) the expiration of the term of this Agreement.

     (d) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period during which Executive is incapable of performing his duties hereunder by reason of temporary disability.

7.       TERMINATION UPON RETIREMENT; DEATH OF EXECUTIVE.

     Termination by the Association of Executive based on "Retirement" shall mean retirement at age 65 or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Association or the Company and other plans to which Executive is a party. Upon the death of the Executive during the term of this Agreement, the Association shall pay to Executive's estate the compensation due to the Executive through the last day of the calendar month in which his death occurred.

8.       TERMINATION FOR CAUSE.

     For purposes of this Agreement, "Termination for Cause" shall include termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In addition, "Termination for Cause" shall include termination because of continuing or repeated problems with the Executive's performance or conduct, the Executive's inattention to duties, the refusal of the Executive to comply with the Association's or the Company's instructions, policies or rules or other conduct of the Executive which reflects adversely on the Association's or the Company's reputation or operation. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Association or its affiliates. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying termination for Cause and specifying the reasons thereof. The Executive shall not have the right to receive compensation or other benefits for any period after termination for Cause. Any stock options granted to Executive under any stock option plan or any unvested awards granted under any other stock benefit plan of the Association, the Company, or any subsidiary or affiliate thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 9 hereof, and shall not be exercisable by Executive at any time subsequent to such Termination for Cause.

9.       REQUIRED PROVISIONS.

     (a) The Association may terminate Executive's employment at any time, but any termination by the Association, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 herein.

     (b) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(3) and (g)(1)), the Association's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may, in its discretion, (i) pay Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations that were suspended.

     (c) If Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(4) or (g)(1)),
all obligations of the Association under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Association is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

     (e) All obligations under this Agreement shall be terminated (except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Association): (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the FDIA or (ii) by the Director, or his or her designee at the time the Director or such designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     (f) Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

10.      NOTICE.

     (a) Any purported termination by the Association or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean (A) if Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that he shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period), and (B) if his employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal there from having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Association will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

11.      NON-COMPETITION.

     (a) Upon any termination of Executive's employment hereunder pursuant to an Event of Termination as provided in Section 4 hereof, Executive agrees not to compete with the Association and/or the Company for a period of one (1) year following such termination in any city, town or county in which the Association and/or the Company has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Association and/or the Company. The parties hereto, recognizing that irreparable injury will result to the Association and/or the Company, its business and property in the event of Executive's breach of this Subsection 11(a) agree that in the event of any such breach by Executive, the Association and/or the Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Executive represents and admits that in the event of the termination of his employment pursuant to Section 8 hereof, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Association and/or the Company, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Association and/or the Company from pursuing any other remedies available to the Association and/or the Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Association and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Association. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Association or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Association. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Association will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Association or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Association from pursuing any other remedies available to the Association for such breach or threatened breach, including the recovery of damages from Executive.

12.      SOURCE OF PAYMENTS.

     All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Association. The Company, however, guarantees all payments and the provision of all amounts and benefits due hereunder to Executive and, if such payments are not timely paid or provided by the Association, such amounts and benefits shall be paid or provided by the Company.

13.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Association or any predecessor of the Association and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

14.      NO ATTACHMENT.

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Association, the Company and their respective successors and assigns.

15.      MODIFICATION AND WAIVER.

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

16.      SEVERABILITY.

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

17.      HEADINGS FOR REFERENCE ONLY.

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

18.      GOVERNING LAW.

     This Agreement shall be governed by the laws of the State of Oregon, unless otherwise specified herein; provided, however, that in the event of a conflict between the terms of this Agreement and any applicable federal or state law or regulation, the provisions of such law or regulation shall prevail.

19.      ARBITRATION.

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the employee within one hundred (100) miles from the location of the Association, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

20.      PAYMENT OF LEGAL FEES.

     All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Association, if successful pursuant to a legal judgment, arbitration or settlement.

21.      INDEMNIFICATION.

     The Association shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suite or proceeding in which he may be involved by reason of his having been a director or officer of the Association (whether or not he continues to be a directors or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgment, court costs and attorneys' fees and the cost of reasonable settlements.

22.      SUCCESSOR TO THE ASSOCIATION OR THE COMPANY.

     The Association and the Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Association or the Company, expressly and unconditionally to assume and agree to perform the Association's or the Company's obligations under this Agreement, in the same manner and to the same extent that the Association or the Company would be required to perform if no such succession or assignment had taken place.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their seal to be affixed hereunto by a duly authorized officer or director, and Executive has signed this Agreement, all on the day of , 20 .


ATTEST:                                           KLAMATH FIRST FEDERAL SAVINGS
                                                      AND LOAN ASSOCIATION



                                                     BY:

                  [SEAL]


ATTEST:                                              KLAMATH FIRST BANCORP, INC.



                                                     BY:

                  [SEAL]



WITNESS:




                                                       Frank X. Hernandez

                                  Exhibit 10(d)

                              EMPLOYMENT AGREEMENT


     THIS AGREEMENT is made effective as of October 1, 2001, by and between KLAMATH FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION (the "Association"), Klamath Falls, Oregon; KLAMATH FIRST BANCORP, INC. (the "Company"), an Oregon corporation; and Craig M. Moore (the "Executive").

     WHEREAS, the Association wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, the Executive is willing to serve in the employ of the Association on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.       POSITION AND RESPONSIBILITIES.

     During the period of his employment hereunder, Executive agrees to serve as Senior Vice President of the Association. During said period, Executive also agrees to serve, if elected, as an officer of the Company or any subsidiary or affiliate of the Company or the Association.

2.       TERMS AND DUTIES.

     (a) The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of twenty-four (24) full calendar months thereafter. Commencing on the first anniversary date, and continuing at each anniversary date thereafter, the Board of Directors of the Association (the "Board") may extend the Agreement for an additional year. Prior to the extension of the Agreement as provided herein, the Board of Directors of the Association will conduct a formal performance evaluation of the Executive for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.

     (b) During the period of his employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Association; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Association, or materially affect the performance of Executive's duties pursuant to this Agreement.

3.       COMPENSATION AND REIMBURSEMENT.

     (a) The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in Sections 1 and 2. The Association shall pay Executive as compensation a salary of $ 95,000 per year ("Base Salary"). Such Base Salary shall be payable in accordance with the customary payroll practices of the Association. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by a Committee designated by the Board, and the Board may increase Executive's Base Salary. In addition to the Base Salary provided in this Section 3(a), the Association shall provide Executive at no cost to Executive with all such other benefits as are provided uniformly to permanent full-time employees of the Association.

     (b) The Association will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Association will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would adversely affect Executive's rights or benefits thereunder. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in or receive benefits under any employee benefit plans including, but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plan, medical coverage or any other employee benefit plan or arrangement made available by the Association in the future to its senior executives and key management employees, subject to, and on a basis consistent with, the terms, conditions and overall administration of such plans and arrangements. Executive will be entitled to incentive compensation and bonuses as provided in any plan, or pursuant to any arrangement of the Association, in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement, except as provided under Section 5(e).

     (c) In addition to the Base Salary  provided for by  paragraph  (a) of this
Section 3, the Association shall pay or reimburse Executive for all reasonable travel and other obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

     (a) Upon the occurrence of an Event of Termination (as herein defined) during the Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Association of Executive's full-time employment hereunder for any reason other than a Change in Control, as defined in Section 5(a) hereof; disability, as defined in Section 6(a) hereof; death; retirement, as defined in
Section 7 hereof; or for Cause, as defined in Section 8 hereof; (ii) Executive's resignation from the Association's employ, upon (A) unless consented to by the Executive, a material change in Executive's function, duties, or responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Sections 1 and 2, above, (any such material change shall be deemed a continuing breach of this

Agreement), (B) a relocation of Executive's principal place of employment by more than 35 miles from its location at the effective date of this Agreement, or a material reduction in the benefits and perquisites to Executive from those being provided as of the effective date of this Agreement, (C) the liquidation or dissolution of the Association, or (D) any breach of this Agreement by the Association. Upon the occurrence of any event described in clauses (A), (B),
(C), or (D), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within a reasonable period of time not to exceed, except in case of a continuing breach, four calendar months after the event giving rise to said right to elect.

     (b) Upon the occurrence of an Event of Termination, the Association shall pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the payments due to the Executive for the remaining term of the Agreement, including Base Salary, bonuses, and any other cash or deferred compensation paid or to be paid (including the value of employer contributions that would have been made on the Executive's behalf over the remaining term of the agreement to any tax-qualified retirement plan sponsored by the Association as of the Date of Termination), to the Executive for the term of the Agreement provided, however, that if the Association is not in compliance with its minimum capital requirements or if such payments would cause the Association's capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Association is in capital compliance. All payments made pursuant to this Section 4(b) shall be paid in substantially equal monthly installments over the remaining term of this Agreement following the Executive's termination; provided, however, that if the remaining term of the Agreement is less than one (1) year (determined as of the Executive's Date of Termination), such payments and benefits shall be paid to the Executive in a lump sum within 30 days of the Date of Termination.

     (c) Upon the occurrence of an Event of Termination, the Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his termination. Such coverage shall cease upon the expiration of the remaining term of this Agreement.

5.       CHANGE IN CONTROL.

     (a) No benefit shall be paid under this Section 5 unless there shall have occurred a Change in Control of the Company or the Association. For purposes of this Agreement, a "Change in Control" of the Company or the Association shall be deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Association pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Association representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the board of directors of the Company or the Association changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the effective date of this Agreement) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Association approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Association's assets, or a plan of partial or complete liquidation.

     (b) If any of the events described in Section 5(a) hereof constituting a Change in Control have occurred or the Board of the Association or the Company has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d) and (e) of this Section 5 upon his subsequent involuntary termination of employment at any time during the term of this Agreement (or voluntary termination following a Change of Control following any demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 35 miles from its location immediately prior to the Change in Control), unless such termination is because of his death, retirement as provided in Section 7, termination for Cause, or termination for Disability.

     (c) Upon the occurrence of a Change in Control followed by the Executive's termination of employment, the Association shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to
2.99 times the Executive's "base amount," within the meaning of Section 280G(b)(3) of the Internal Revenue Code of 1986 ("Code"), as amended. Such payment shall be made in a lump sum paid within ten (10) days of the Executive's Date of Termination.

     (d) Upon the occurrence of a Change in Control followed by the Executive's termination of employment, the Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his severance. In addition, Executive shall be entitled to receive the value of employer contributions that would have been made on the Executive's behalf over the remaining term of the agreement to any tax-qualified retirement plan sponsored by the Association as of the Date of Termination. Such coverage and payments shall cease upon the expiration of thirty-six (36) months.

     (e) Upon the occurrence of a Change in Control, the Executive shall be entitled to receive benefits due him under, or contributed by the Company or the Association on his behalf, pursuant to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Association or the Company on the Executive's behalf to the extent that such benefits are not otherwise paid to the Executive upon a Change in Control.

     (f) Notwithstanding the preceding paragraphs of this Section 5, in the event that the aggregate payments or benefits to be made or afforded to the Executive under this Section would be deemed to include an "excess parachute payment" under Section 280G of the Code, such payments or benefits shall be payable or provided to Executive over the minimum period necessary to reduce the present value of such payments or benefits to an amount which is one dollar ($1.00) less than three (3) times the Executive's "base amount" under
Section 280G(b)(3) of the Code.

6.       TERMINATION FOR DISABILITY.

     (a) If the Executive shall become disabled as defined in the Association's then current disability plan (or, if no such plan is then in effect, if the Executive is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code as determined by a physician designated by the Board), the Association may terminate Executive's employment for "Disability."

     (b) Upon the Executive's termination of employment for Disability, the Association will pay Executive, as disability pay, a bi-weekly payment equal to three-quarters (3/4) of Executive's bi- weekly rate of Base Salary on the effective date of such termination. These disability payments shall commence on the effective date of Executive's termination and will end on the earlier of (i) the date Executive returns to the full-time employment of the Association in the same capacity as he was employed prior to his termination for Disability and pursuant to an employment agreement between Executive and the Association; (ii) Executive's full-time employment by another employer; (iii) Executive attaining the age of 65; or (iv) Executive's death; or (v) the expiration of the term of this Agreement. The disability pay shall be reduced by the amount, if any, paid to the Executive under any plan of the Association providing disability benefits to the Executive.

     (c) The Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his termination for Disability. This coverage and payments shall cease upon the earlier of (i) the date Executive returns to the full-time employment of the Association, in the same capacity as he was employed prior to his termination for Disability and pursuant to an employment agreement between Executive and the Association; (ii) Executive's full-time employment by another employer; (iii) Executive's attaining the age of 65; or
(iv) the Executive's death; or (v) the expiration of the term of this Agreement.

     (d) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period during which Executive is incapable of performing his duties hereunder by reason of temporary disability.

7.       TERMINATION UPON RETIREMENT; DEATH OF EXECUTIVE.

     Termination by the Association of Executive based on "Retirement" shall mean retirement at age 65 or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Association or the Company and other plans to which Executive is a party. Upon the death of the Executive during the term of this Agreement, the Association shall pay to Executive's estate the compensation due to the Executive through the last day of the calendar month in which his death occurred.

8.       TERMINATION FOR CAUSE.

     For purposes of this Agreement, "Termination for Cause" shall include termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In addition, "Termination for Cause" shall include termination because of continuing or repeated problems with the Executive's performance or conduct, the Executive's inattention to duties, the refusal of the Executive to comply with the Association's or the Company's instructions, policies or rules or other conduct of the Executive which reflects adversely on the Association's or the Company 's reputation or operation. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Association or its affiliates. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying termination for Cause and specifying the reasons thereof. The Executive shall not have the right to receive compensation or other benefits for any period after termination for Cause. Any stock options granted to Executive under any stock option plan or any unvested awards granted under any other stock benefit plan of the Association, the Company, or any subsidiary or affiliate thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 9 hereof, and shall not be exercisable by Executive at any time subsequent to such Termination for Cause.

9.       REQUIRED PROVISIONS.

     (a) The Association may terminate Executive's employment at any time, but any termination by the Association, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 herein.

     (b) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(3) and (g)(1)), the Association's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may, in its discretion, (i) pay Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations that were suspended.

     (c) If Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(4) or (g)(1)),
all obligations of the Association under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Association is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

     (e) All obligations under this Agreement shall be terminated (except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Association): (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the FDIA or (ii) by the Director, or his or her designee at the time the Director or such designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     (f) Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

10.      NOTICE.

     (a) Any purported termination by the Association or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean (A) if Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that he shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period), and (B) if his employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal there from having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Association will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

11.      NON-COMPETITION.

     (a) Upon any termination of Executive's employment hereunder pursuant to an Event of Termination as provided in Section 4 hereof, Executive agrees not to compete with the Association and/or the Company for a period of one (1) year following such termination in any city, town or county in which the Association and/or the Company has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Association and/or the Company. The parties hereto, recognizing that irreparable injury will result to the Association and/or the Company, its business and property in the event of Executive's breach of this Subsection 11(a) agree that in the event of any such breach by Executive, the Association and/or the Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Executive represents and admits that in the event of the termination of his employment pursuant to Section 8 hereof, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Association and/or the Company, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Association and/or the Company from pursuing any other remedies available to the Association and/or the Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Association and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Association. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Association or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Association. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Association will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Association or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Association from pursuing any other remedies available to the Association for such breach or threatened breach, including the recovery of damages from Executive.

12.      SOURCE OF PAYMENTS.

     All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Association. The Company, however, guarantees all payments and the provision of all amounts and benefits due hereunder to Executive and, if such payments are not timely paid or provided by the Association, such amounts and benefits shall be paid or provided by the Company.

13.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Association or any predecessor of the Association and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

14.      NO ATTACHMENT.

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Association, the Company and their respective successors and assigns.

15.      MODIFICATION AND WAIVER.

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

16.      SEVERABILITY.

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

17.      HEADINGS FOR REFERENCE ONLY.

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

18.      GOVERNING LAW.

     This Agreement shall be governed by the laws of the State of Oregon, unless otherwise specified herein; provided, however, that in the event of a conflict between the terms of this Agreement and any applicable federal or state law or regulation, the provisions of such law or regulation shall prevail.

19.      ARBITRATION.

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the employee within one hundred (100) miles from the location of the Association, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

20.      PAYMENT OF LEGAL FEES.

     All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Association, if successful pursuant to a legal judgment, arbitration or settlement.

21.      INDEMNIFICATION.

     The Association shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suite or proceeding in which he may be involved by reason of his having been a director or officer of the Association (whether or not he continues to be a directors or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgment, court costs and attorneys' fees and the cost of reasonable settlements.

22.      SUCCESSOR TO THE ASSOCIATION OR THE COMPANY.

     The Association and the Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Association or the Company, expressly and unconditionally to assume and agree to perform the Association's or the Company's obligations under this Agreement, in the same manner and to the same extent that the Association or the Company would be required to perform if no such succession or assignment had taken place.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their seal to be affixed hereunto by a duly authorized officer or director, and Executive has signed this Agreement, all on the day of , 20 .


ATTEST:                                           KLAMATH FIRST FEDERAL SAVINGS
                                                      AND LOAN ASSOCIATION



                                                     BY:

                  [SEAL]


ATTEST:                                              KLAMATH FIRST BANCORP, INC.



                                                     BY:

                  [SEAL]



WITNESS:




                                                       Craig M. Moore

                                  Exhibit 10(e)

                              EMPLOYMENT AGREEMENT


     THIS AGREEMENT is made effective as of October 1, 2001, by and between KLAMATH FIRST FEDERAL SAVINGS AND LOAN ASSOCIATION (the "Association"), Klamath Falls, Oregon; KLAMATH FIRST BANCORP, INC. (the "Company"), an Oregon corporation; and Ben A. Gay (the "Executive").

     WHEREAS, the Association wishes to assure itself of the services of Executive for the period provided in this Agreement; and

     WHEREAS, the Executive is willing to serve in the employ of the Association on a full-time basis for said period.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained, and upon the other terms and conditions hereinafter provided, the parties hereby agree as follows:

1.       POSITION AND RESPONSIBILITIES.

     During the period of his employment hereunder, Executive agrees to serve as Executive Vice President of the Association. During said period, Executive also agrees to serve, if elected, as an officer of the Company or any subsidiary or affiliate of the Company or the Association.

2.       TERMS AND DUTIES.

     (a) The term of this Agreement shall be deemed to have commenced as of the date first above written and shall continue for a period of twenty-four (24) full calendar months thereafter. Commencing on the first anniversary date, and continuing at each anniversary date thereafter, the Board of Directors of the Association (the "Board") may extend the Agreement for an additional year. Prior to the extension of the Agreement as provided herein, the Board of Directors of the Association will conduct a formal performance evaluation of the Executive for purposes of determining whether to extend the Agreement, and the results thereof shall be included in the minutes of the Board's meeting.

     (b) During the period of his employment hereunder, except for periods of absence occasioned by illness, reasonable vacation periods, and reasonable leaves of absence, Executive shall devote substantially all his business time, attention, skill, and efforts to the faithful performance of his duties hereunder including activities and services related to the organization, operation and management of the Association; provided, however, that, with the approval of the Board, as evidenced by a resolution of such Board, from time to time, Executive may serve, or continue to serve, on the boards of directors of, and hold any other offices or positions in, companies or organizations, which, in such Board's judgment, will not present any conflict of interest with the Association, or materially affect the performance of Executive's duties pursuant to this Agreement.

3.       COMPENSATION AND REIMBURSEMENT.

     (a) The compensation specified under this Agreement shall constitute the salary and benefits paid for the duties described in Sections 1 and 2. The Association shall pay Executive as compensation a salary of $ 114,600 per year ("Base Salary"). Such Base Salary shall be payable in accordance with the customary payroll practices of the Association. During the period of this Agreement, Executive's Base Salary shall be reviewed at least annually; the first such review will be made no later than one year from the date of this Agreement. Such review shall be conducted by a Committee designated by the Board, and the Board may increase Executive's Base Salary. In addition to the Base Salary provided in this Section 3(a), the Association shall provide Executive at no cost to Executive with all such other benefits as are provided uniformly to permanent full-time employees of the Association.

     (b) The Association will provide Executive with employee benefit plans, arrangements and perquisites substantially equivalent to those in which Executive was participating or otherwise deriving benefit from immediately prior to the beginning of the term of this Agreement, and the Association will not, without Executive's prior written consent, make any changes in such plans, arrangements or perquisites which would adversely affect Executive's rights or benefits thereunder. Without limiting the generality of the foregoing provisions of this Subsection (b), Executive will be entitled to participate in or receive benefits under any employee benefit plans including, but not limited to, retirement plans, supplemental retirement plans, pension plans, profit-sharing plans, health-and-accident plan, medical coverage or any other employee benefit plan or arrangement made available by the Association in the future to its senior executives and key management employees, subject to, and on a basis consistent with, the terms, conditions and overall administration of such plans and arrangements. Executive will be entitled to incentive compensation and bonuses as provided in any plan, or pursuant to any arrangement of the Association, in which Executive is eligible to participate. Nothing paid to the Executive under any such plan or arrangement will be deemed to be in lieu of other compensation to which the Executive is entitled under this Agreement, except as provided under Section 5(e).

     (c) In addition to the Base Salary  provided for by  paragraph  (a) of this
Section 3, the Association shall pay or reimburse Executive for all reasonable travel and other obligations under this Agreement and may provide such additional compensation in such form and such amounts as the Board may from time to time determine.

4.       PAYMENTS TO EXECUTIVE UPON AN EVENT OF TERMINATION.

     (a) Upon the occurrence of an Event of Termination (as herein defined) during the Executive's term of employment under this Agreement, the provisions of this Section shall apply. As used in this Agreement, an "Event of Termination" shall mean and include any one or more of the following: (i) the termination by the Association of Executive's full-time employment hereunder for any reason other than a Change in Control, as defined in Section 5(a) hereof; disability, as defined in Section 6(a) hereof; death; retirement, as defined in
Section 7 hereof; or for Cause, as defined in Section 8 hereof; (ii) Executive's resignation from the Association's employ, upon (A) unless consented to by the Executive, a material change in Executive's function, duties, or responsibilities, which change would cause Executive's position to become one of lesser responsibility, importance, or scope from the position and attributes thereof described in Sections 1 and 2, above, (any such material change shall be deemed a continuing breach of this

Agreement), (B) a relocation of Executive's principal place of employment by more than 35 miles from its location at the effective date of this Agreement, or a material reduction in the benefits and perquisites to Executive from those being provided as of the effective date of this Agreement, (C) the liquidation or dissolution of the Association, or (D) any breach of this Agreement by the Association. Upon the occurrence of any event described in clauses (A), (B),
(C), or (D), above, Executive shall have the right to elect to terminate his employment under this Agreement by resignation upon not less than sixty (60) days prior written notice given within a reasonable period of time not to exceed, except in case of a continuing breach, four calendar months after the event giving rise to said right to elect.

     (b) Upon the occurrence of an Event of Termination, the Association shall pay Executive, or, in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to the payments due to the Executive for the remaining term of the Agreement, including Base Salary, bonuses, and any other cash or deferred compensation paid or to be paid (including the value of employer contributions that would have been made on the Executive's behalf over the remaining term of the agreement to any tax-qualified retirement plan sponsored by the Association as of the Date of Termination), to the Executive for the term of the Agreement provided, however, that if the Association is not in compliance with its minimum capital requirements or if such payments would cause the Association's capital to be reduced below its minimum capital requirements, such payments shall be deferred until such time as the Association is in capital compliance. All payments made pursuant to this Section 4(b) shall be paid in substantially equal monthly installments over the remaining term of this Agreement following the Executive's termination; provided, however, that if the remaining term of the Agreement is less than one (1) year (determined as of the Executive's Date of Termination), such payments and benefits shall be paid to the Executive in a lump sum within 30 days of the Date of Termination.

     (c) Upon the occurrence of an Event of Termination, the Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his termination. Such coverage shall cease upon the expiration of the remaining term of this Agreement.

5.       CHANGE IN CONTROL.

     (a) No benefit shall be paid under this Section 5 unless there shall have occurred a Change in Control of the Company or the Association. For purposes of this Agreement, a "Change in Control" of the Company or the Association shall be deemed to occur if and when (a) an offeror other than the Company purchases shares of the common stock of the Company or the Association pursuant to a tender or exchange offer for such shares, (b) any person (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes the beneficial owner, directly or indirectly, of securities of the Company or the Association representing 25% or more of the combined voting power of the Company's then outstanding securities, (c) the membership of the board of directors of the Company or the Association changes as the result of a contested election, such that individuals who were directors at the beginning of any twenty-four month period (whether commencing before or after the effective date of this Agreement) do not constitute a majority of the Board at the end of such period, or (d) shareholders of the Company or the Association approve a merger, consolidation, sale or disposition of all or substantially all of the Company's or the Association's assets, or a plan of partial or complete liquidation.

     (b) If any of the events described in Section 5(a) hereof constituting a Change in Control have occurred or the Board of the Association or the Company has determined that a Change in Control has occurred, Executive shall be entitled to the benefits provided in paragraphs (c), (d) and (e) of this Section 5 upon his subsequent involuntary termination of employment at any time during the term of this Agreement (or voluntary termination following a Change of Control following any demotion, loss of title, office or significant authority, reduction in his annual compensation or benefits, or relocation of his principal place of employment by more than 35 miles from its location immediately prior to the Change in Control), unless such termination is because of his death, retirement as provided in Section 7, termination for Cause, or termination for Disability.

     (c) Upon the occurrence of a Change in Control followed by the Executive's termination of employment, the Association shall pay Executive, or in the event of his subsequent death, his beneficiary or beneficiaries, or his estate, as the case may be, as severance pay or liquidated damages, or both, a sum equal to
2.99 times the Executive's "base amount," within the meaning of Section 280G(b)(3) of the Internal Revenue Code of 1986 ("Code"), as amended. Such payment shall be made in a lump sum paid within ten (10) days of the Executive's Date of Termination.

     (d) Upon the occurrence of a Change in Control followed by the Executive's termination of employment, the Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his severance. In addition, Executive shall be entitled to receive the value of employer contributions that would have been made on the Executive's behalf over the remaining term of the agreement to any tax-qualified retirement plan sponsored by the Association as of the Date of Termination. Such coverage and payments shall cease upon the expiration of thirty-six (36) months.

     (e) Upon the occurrence of a Change in Control, the Executive shall be entitled to receive benefits due him under, or contributed by the Company or the Association on his behalf, pursuant to any retirement, incentive, profit sharing, bonus, performance, disability or other employee benefit plan maintained by the Association or the Company on the Executive's behalf to the extent that such benefits are not otherwise paid to the Executive upon a Change in Control.

     (f) Notwithstanding the preceding paragraphs of this Section 5, in the event that the aggregate payments or benefits to be made or afforded to the Executive under this Section would be deemed to include an "excess parachute payment" under Section 280G of the Code, such payments or benefits shall be payable or provided to Executive over the minimum period necessary to reduce the present value of such payments or benefits to an amount which is one dollar ($1.00) less than three (3) times the Executive's "base amount" under Section 280G(b)(3) of the Code.

6.       TERMINATION FOR DISABILITY.

     (a) If the Executive shall become disabled as defined in the Association's then current disability plan (or, if no such plan is then in effect, if the Executive is permanently and totally disabled within the meaning of Section 22(e)(3) of the Code as determined by a physician designated by the Board), the Association may terminate Executive's employment for "Disability."

     (b) Upon the Executive's termination of employment for Disability, the Association will pay Executive, as disability pay, a bi-weekly payment equal to three-quarters (3/4) of Executive's bi- weekly rate of Base Salary on the effective date of such termination. These disability payments shall commence on the effective date of Executive's termination and will end on the earlier of (i) the date Executive returns to the full-time employment of the Association in the same capacity as he was employed prior to his termination for Disability and pursuant to an employment agreement between Executive and the Association; (ii) Executive's full-time employment by another employer; (iii) Executive attaining the age of 65; or (iv) Executive's death; or (v) the expiration of the term of this Agreement. The disability pay shall be reduced by the amount, if any, paid to the Executive under any plan of the Association providing disability benefits to the Executive.

     (c) The Association will cause to be continued life, medical, dental and disability coverage substantially identical to the coverage maintained by the Association for Executive prior to his termination for Disability. This coverage and payments shall cease upon the earlier of (i) the date Executive returns to the full-time employment of the Association, in the same capacity as he was employed prior to his termination for Disability and pursuant to an employment agreement between Executive and the Association; (ii) Executive's full-time employment by another employer; (iii) Executive's attaining the age of 65; or
(iv) the Executive's death; or (v) the expiration of the term of this Agreement.

     (d) Notwithstanding the foregoing, there will be no reduction in the compensation otherwise payable to Executive during any period during which Executive is incapable of performing his duties hereunder by reason of temporary disability.

7.       TERMINATION UPON RETIREMENT; DEATH OF EXECUTIVE.

     Termination by the Association of Executive based on "Retirement" shall mean retirement at age 65 or in accordance with any retirement arrangement established with Executive's consent with respect to him. Upon termination of Executive upon Retirement, Executive shall be entitled to all benefits under any retirement plan of the Association or the Company and other plans to which Executive is a party. Upon the death of the Executive during the term of this Agreement, the Association shall pay to Executive's estate the compensation due to the Executive through the last day of the calendar month in which his death occurred.

8.       TERMINATION FOR CAUSE.

     For purposes of this Agreement, "Termination for Cause" shall include termination because of the Executive's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, willful violation of any law, rule, or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of this Agreement. In addition, "Termination for Cause" shall include termination because of continuing or repeated problems with the Executive's performance or conduct, the Executive's inattention to duties, the refusal of the Executive to comply with the Association's or the Company's instructions, policies or rules or other conduct of the Executive which reflects adversely on the Association's or the Company 's reputation or operation. For purposes of this Section, no act, or the failure to act, on Executive's part shall be "willful" unless done, or omitted to be done, not in good faith and without reasonable belief that the action or omission was in the best interest of the Association or its affiliates. Notwithstanding the foregoing, Executive shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths of the members of the Board at a meeting of the Board called and held for that purpose (after reasonable notice to Executive and an opportunity for him, together with counsel, to be heard before the Board), finding that in the good faith opinion of the Board, Executive was guilty of conduct justifying termination for Cause and specifying the reasons thereof. The Executive shall not have the right to receive compensation or other benefits for any period after termination for Cause. Any stock options granted to Executive under any stock option plan or any unvested awards granted under any other stock benefit plan of the Association, the Company, or any subsidiary or affiliate thereof, shall become null and void effective upon Executive's receipt of Notice of Termination for Cause pursuant to Section 9 hereof, and shall not be exercisable by Executive at any time subsequent to such Termination for Cause.

9.       REQUIRED PROVISIONS.

     (a) The Association may terminate Executive's employment at any time, but any termination by the Association, other than Termination for Cause, shall not prejudice Executive's right to compensation or other benefits under this Agreement. Executive shall not have the right to receive compensation or other benefits for any period after Termination for Cause as defined in Section 8 herein.

     (b) If Executive is suspended and/or temporarily prohibited from participating in the conduct of the Association's affairs by a notice served under Section 8(e)(3) or (g)(1) of the Federal Deposit Insurance Act ("FDIA") (12 U.S.C. 1818(e)(3) and (g)(1)), the Association's obligations under the Agreement shall be suspended as of the date of service, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the Association may, in its discretion, (i) pay Executive all or part of the compensation withheld while its contract obligations were suspended and (ii) reinstate (in whole or in part) any of its obligations that were suspended.

     (c) If Executive is removed and/or permanently prohibited from participating in the conduct of the Association's affairs by an order issued under Section 8(e)(4) or (g)(1) of the FDIA (12 U.S.C. 1818(e)(4) or (g)(1)),
all obligations of the Association under the Agreement shall terminate as of the effective date of the order, but vested rights of the contracting parties shall not be affected.

     (d) If the Association is in default (as defined in Section 3(x)(1) of the FDIA), all obligations under this Agreement shall terminate as of the date of default, but this paragraph shall not affect any vested rights of the parties.

     (e) All obligations under this Agreement shall be terminated (except to the extent determined that continuation of the Agreement is necessary for the continued operation of the Association): (i) by the Director of the Office of Thrift Supervision (the "Director") or his or her designee at the time the Federal Deposit Insurance Corporation or the Resolution Trust Corporation enters into an agreement to provide assistance to or on behalf of the Association under the authority contained in Section 13(c) of the FDIA or (ii) by the Director, or his or her designee at the time the Director or such designee approves a supervisory merger to resolve problems related to operation of the Association or when the Association is determined by the Director to be in an unsafe or unsound condition. Any rights of the parties that have already vested, however, shall not be affected by such action.

     (f) Any payments made to Executive pursuant to this Agreement, or otherwise, are subject to and conditioned upon compliance with 12 U.S.C.
Section 1828(k) and any regulations promulgated thereunder.

10.      NOTICE.

     (a) Any purported termination by the Association or by Executive shall be communicated by Notice of Termination to the other party hereto. For purposes of this Agreement, a "Notice of Termination" shall mean a written notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

     (b) "Date of Termination" shall mean (A) if Executive's employment is terminated for Disability, thirty (30) days after a Notice of Termination is given (provided that he shall not have returned to the performance of his duties on a full-time basis during such thirty (30) day period), and (B) if his employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a Termination for Cause, shall not be less than thirty (30) days from the date such Notice of Termination is given).

     (c) If, within thirty (30) days after any Notice of Termination is given, the party receiving such Notice of Termination notifies the other party that a dispute exists concerning the termination, except upon the occurrence of a Change in Control and voluntary termination by the Executive in which case the Date of Termination shall be the date specified in the Notice, the Date of Termination shall be the date on which the dispute is finally determined, either by mutual written agreement of the parties, by a binding arbitration award, or by a final judgment, order or decree of a court of competent jurisdiction (the time for appeal there from having expired and no appeal having been perfected) and provided further that the Date of Termination shall be extended by a notice of dispute only if such notice is given in good faith and the party giving such notice pursues the resolution of such dispute with reasonable diligence. Notwithstanding the pendency of any such dispute, the Association will continue to pay Executive his full compensation in effect when the notice giving rise to the dispute was given (including, but not limited to, Base Salary) and continue him as a participant in all compensation, benefit and insurance plans in which he was participating when the notice of dispute was given, until the dispute is finally resolved in accordance with this Agreement. Amounts paid under this Section are in addition to all other amounts due under this Agreement and shall not be offset against or reduce any other amounts due under this Agreement.

11.      NON-COMPETITION.

     (a) Upon any termination of Executive's employment hereunder pursuant to an Event of Termination as provided in Section 4 hereof, Executive agrees not to compete with the Association and/or the Company for a period of one (1) year following such termination in any city, town or county in which the Association and/or the Company has an office or has filed an application for regulatory approval to establish an office, determined as of the effective date of such termination. Executive agrees that during such period and within said cities, towns and counties, Executive shall not work for or advise, consult or otherwise serve with, directly or indirectly, any entity whose business materially competes with the depository, lending or other business activities of the Association and/or the Company. The parties hereto, recognizing that irreparable injury will result to the Association and/or the Company, its business and property in the event of Executive's breach of this Subsection 11(a) agree that in the event of any such breach by Executive, the Association and/or the Company will be entitled, in addition to any other remedies and damages available, to an injunction to restrain the violation hereof by Executive, Executive's partners, agents, servants, employers, employees and all persons acting for or with Executive. Executive represents and admits that in the event of the termination of his employment pursuant to Section 8 hereof, Executive's experience and capabilities are such that Executive can obtain employment in a business engaged in other lines and/or of a different nature than the Association and/or the Company, and that the enforcement of a remedy by way of injunction will not prevent Executive from earning a livelihood. Nothing herein will be construed as prohibiting the Association and/or the Company from pursuing any other remedies available to the Association and/or the Company for such breach or threatened breach, including the recovery of damages from Executive.

     (b) Executive recognizes and acknowledges that the knowledge of the business activities and plans for business activities of the Association and affiliates thereof, as it may exist from time to time, is a valuable, special and unique asset of the business of the Association. Executive will not, during or after the term of his employment, disclose any knowledge of the past, present, planned or considered business activities of the Association or affiliates thereof to any person, firm, corporation, or other entity for any reason or purpose whatsoever. Notwithstanding the foregoing, Executive may disclose any knowledge of banking, financial and/or economic principles, concepts or ideas which are not solely and exclusively derived from the business plans and activities of the Association. In the event of a breach or threatened breach by the Executive of the provisions of this Section, the Association will be entitled to an injunction restraining Executive from disclosing, in whole or in part, the knowledge of the past, present, planned or considered business activities of the Association or affiliates thereof, or from rendering any services to any person, firm, corporation, other entity to whom such knowledge, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein will be construed as prohibiting the Association from pursuing any other remedies available to the Association for such breach or threatened breach, including the recovery of damages from Executive.

12.      SOURCE OF PAYMENTS.

     All payments provided in this Agreement shall be timely paid in cash or check from the general funds of the Association. The Company, however, guarantees all payments and the provision of all amounts and benefits due hereunder to Executive and, if such payments are not timely paid or provided by the Association, such amounts and benefits shall be paid or provided by the Company.

13.      EFFECT ON PRIOR AGREEMENTS AND EXISTING BENEFITS PLANS.

     This Agreement contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the Association or any predecessor of the Association and Executive, except that this Agreement shall not affect or operate to reduce any benefit or compensation inuring to the Executive of a kind elsewhere provided. No provision of this Agreement shall be interpreted to mean that Executive is subject to receiving fewer benefits than those available to him without reference to this Agreement.

14.      NO ATTACHMENT.

     (a) Except as required by law, no right to receive payments under this Agreement shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect any such action shall be null, void, and of no effect.

     (b) This Agreement shall be binding upon, and inure to the benefit of, Executive, the Association, the Company and their respective successors and assigns.

15.      MODIFICATION AND WAIVER.

     (a) This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

     (b) No term or condition of this Agreement shall be deemed to have been waived, nor shall there by any estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver unless specifically stated therein, and each such waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future as to any act other than that specifically waived.

16.      SEVERABILITY.

     If, for any reason, any provision of this Agreement, or any part of any provision, is held invalid, such invalidity shall not affect any other provision of this Agreement or any part of such provision not held so invalid, and each such other provision and part thereof shall to the full extent consistent with law continue in full force and effect.

17.      HEADINGS FOR REFERENCE ONLY.

     The headings of sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

18.      GOVERNING LAW.

     This Agreement shall be governed by the laws of the State of Oregon, unless otherwise specified herein; provided, however, that in the event of a conflict between the terms of this Agreement and any applicable federal or state law or regulation, the provisions of such law or regulation shall prevail.

19.      ARBITRATION.

     Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators sitting in a location selected by the employee within one hundred (100) miles from the location of the Association, in accordance with the rules of the American Arbitration Association then in effect. Judgment may be entered on the arbitrator's award in any court having jurisdiction; provided, however, that Executive shall be entitled to seek specific performance of his right to be paid until the Date of Termination during the pendency of any dispute or controversy arising under or in connection with this Agreement.

20.      PAYMENT OF LEGAL FEES.

     All reasonable legal fees paid or incurred by Executive pursuant to any dispute or question of interpretation relating to this Agreement shall be paid or reimbursed by the Association, if successful pursuant to a legal judgment, arbitration or settlement.

21.      INDEMNIFICATION.

     The Association shall provide Executive (including his heirs, executors and administrators) with coverage under a standard directors' and officers' liability insurance policy at its expense, or in lieu thereof, shall indemnify Executive (and his heirs, executors and administrators) to the fullest extent permitted under law against all expenses and liabilities reasonably incurred by him in connection with or arising out of any action, suite or proceeding in which he may be involved by reason of his having been a director or officer of the Association (whether or not he continues to be a directors or officer at the time of incurring such expenses or liabilities), such expenses and liabilities to include, but not be limited to, judgment, court costs and attorneys' fees and the cost of reasonable settlements.

22.      SUCCESSOR TO THE ASSOCIATION OR THE COMPANY.

     The Association and the Company shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Association or the Company, expressly and unconditionally to assume and agree to perform the Association's or the Company's obligations under this Agreement, in the same manner and to the same extent that the Association or the Company would be required to perform if no such succession or assignment had taken place.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and their seal to be affixed hereunto by a duly authorized officer or director, and Executive has signed this Agreement, all on the day of , 20 .


ATTEST:                                          KLAMATH FIRST FEDERAL SAVINGS
                                                      AND LOAN ASSOCIATION



                                                     BY:

                  [SEAL]


ATTEST:                                              KLAMATH FIRST BANCORP, INC.



                                                     BY:

                  [SEAL]



WITNESS:




                                                       Ben A. Gay